UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2023
THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3100 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices)    (Zip Code)
Registrant’s telephone number, including area code  (847) 402-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 7.375% Noncumulative Preferred Stock, Series J	ALL PR J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 13, 2023, the Board of Directors of the Registrant approved and adopted amendments to the Registrant’s Amended and Restated Bylaws (“Bylaws”) to conform with the recent adoption of Rule 14a-19 (the “Universal Proxy Rules”) by the U.S. Securities and Exchange Commission and certain recent changes to the Delaware General Corporation Law.

Article II, Section 16 was amended to require any stockholder director nominations to comply with the Universal Proxy Rules, including applicable notice and solicitation requirements. Article II, Section 19 was amended to provide that the Registrant shall disregard any proxies or votes solicited by a stockholder who fails to comply with the Universal Proxy Rules. Article II, Section 20 was amended to require each proposing stockholder use a proxy color other than white, which shall be reserved for exclusive use by or on behalf of the Registrant.

The amendments also eliminate the requirement that the Registrant make a list of stockholders available during each stockholder meeting, consistent with recent changes to the Delaware General Corporation Law, eliminate the requirement that the Registrant issue physical stock certificates, and make other non-substantive and/or conforming revisions.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws attached as Exhibit 3.1, which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of The Allstate Corporation, as amended July 13, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION (Registrant)

	By:	/s/Christine M. DeBiase
	Name:	Christine M. DeBiase
	Title:	Executive Vice President, Chief Legal Officer, General Counsel, and Corporate Secretary

Date: July 14, 2023